April 14, 2015

HIMCO VIT Emerging Markets Equity Fund

Summary Prospectus

Class IB: HVEMX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.hvitfunds.com/fund-literature. You can also get this information at no cost by calling 1-800-862-6668 or by sending an e-mail to hvitfunds@himco.com. The Fund's Prospectus and Statement of Additional Information, both dated April 14, 2015 are incorporated by reference into this Summary Prospectus. The Fund's Statement of Additional Information and annual report may be obtained, free of charge, in the same manner as the Fund's Prospectus.

HIMCO VIT EMERGING MARKETS EQUITY FUND SUMMARY

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) for more information on those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Share Class
IB
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
Annual Fund Operating Expenses (expenses that are deducted from the fund's assets)
IB
Management fees	0.59%
Distribution and service (12b-1) fees	0.20%
Other expenses (1)	0.19%
Total annual fund operating expenses (2)	0.98%

(1)  Fees and expenses are estimated for the current fiscal year.

(2)  Hartford Investment Management Company has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 0.98% (Class IB). This contractual arrangement will remain in effect through at least April 14, 2017, and prior to such date the investment manager may not terminate the arrangement without approval of the Board of Trustees of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•  Your investment has a 5% return each year.

•  The Fund's operating expenses remain the same (except that the examples reflect the expense limitation arrangements only for the first two years).

•  You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3
IB	$100	$312

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund's performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies in emerging markets. Securities selected will consist primarily of equity securities of companies with similar characteristics to the companies included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index selected using a proprietary quantitative model.

The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. The Fund may also invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies. For purposes of the Fund's 80% policy, the Fund will invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The Fund may use derivatives, including futures, contracts for difference, swap agreements and/or foreign exchange transactions, to gain equity exposure and to manage cash flows into or out of the Fund effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the MSCI Emerging Markets Index.

MAIN RISKS. The primary risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its goal. For more information regarding risks and investment matters please see "Additional Information Regarding Risks and Investment Strategies" in the Fund's statutory prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Foreign Investments Risk – Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund's investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund's foreign investments.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. Successful use of derivative instruments by the Fund depends on the investment manager's judgment with respect to a number of factors and the Fund's performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Quantitative Investing Risk – Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

Currency Risk – The risk that the value of the Fund's investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer's local currency.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock.

Liquidity Risk – The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price. Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's net asset value.

Swap Agreements Risk – A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Forward Currency Contracts Risk – A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as income and may significantly increase an investor's tax liability.

Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Contracts for Difference – Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund's financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission ("SEC") or any U.S. regulator, and are not subject to U.S. regulation.

Equity Securities – Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

The Fund is subject to certain other risks, which are described elsewhere in the Fund's statutory prospectus.

PAST PERFORMANCE. Because the Fund has been in operation for less than one full calendar year, no performance history has been provided. Please see the "Related Composite Performance" section in the Fund's prospectus for performance information for other accounts managed by the investment manager with investment objectives, policies and strategies substantially similar to those of the Fund.

MANAGEMENT. The Fund's investment manager is Hartford Investment Management. The Fund's sub-adviser is BlackRock Investment Management, LLC ("BlackRock").

Portfolio Managers	Title	Involved with Fund Since
Jeff Shen, PhD	Managing Director, Head of Emerging Markets and Co-head of Investments for Scientific Active Equity	2015
Jaime Lee, PhD	Managing Director	2015

PURCHASE AND SALE OF FUND SHARES. The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively "Hartford Life") and unaffiliated insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"). You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

TAX INFORMATION. Under current law, owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and/or the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

SEC File Number:
HIMCO Variable Insurance Trust 811-22954	HVIT SUMPRO EMEF 4-2015 April 14, 2015